EXHIBIT 10.26

                                 PROMISSORY NOTE

  $37,500.00                                               Date:  August 9, 2000

For value received, the undersigned MarketCentral.net Corp., a Texas Corporation (the "Borrower"), promises to pay to the order of Frank Evanshon (the "Lender"), at 650 W. Georgia St., Vancouver, B.C., Canada V6C 1J9 (or at such other place as the Lender may designate in writing) the sum of $37,500.00.

The sum shall be payable in full one year from date (the "Due Date") including interest at the rate of Chase Manhattan Bank N.A. prime plus 1% per annum. Unpaid principal after the Due Date shown shall accrue interest at a rate of Ten Percent (10.00%) annually until paid.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1) the failure of the Borrower to pay the principal and any accrued interest in full or on before the Due Date;

2)     the  filing of bankruptcy proceedings involving the Borrower as a Debtor;

3)     the  application  for  appointment  of  a  receiver  for  the  Borrower;

4) the making of a general assignment for the benefit of the Borrower's creditors;

5)     the  insolvency  of  the  Borrower;  or

6) the misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credits.


If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the Untied States. Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability of the Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This  Note shall be construed in accordance with the laws of the State of Texas.

Signed  this  ____  day  of  August,  2000,  at  New  York,  NY

Borrower:
MarketCentral.net  Corp.

By:_________________________
      Roy  Spectorman,  President